Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Natural Gas Portfolio

May 31, 2020

GAS-QTLY-0720
1.802183.116

Schedule of Investments May 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Energy Equipment & Services - 7.6%
Oil & Gas Equipment & Services - 7.6%
Baker Hughes Co. Class A	116,900	$1,930,019
NCS Multistage Holdings, Inc. (a)(b)	744,599	387,117
Ranger Energy Services, Inc. Class A (a)	55,176	201,944
RigNet, Inc. (a)(b)	186,606	182,930
Schlumberger Ltd.	219,118	4,047,109
TechnipFMC PLC	47,200	349,280
		7,098,399
Gas Utilities - 8.1%
Gas Utilities - 8.1%
Atmos Energy Corp.	35,451	3,643,654
National Fuel Gas Co.	4,300	180,471
ONE Gas, Inc.	12,153	1,020,487
Spire, Inc.	9,487	691,792
UGI Corp.	62,000	1,974,080
		7,510,484
Multi-Utilities - 4.7%
Multi-Utilities - 4.7%
CenterPoint Energy, Inc.	186,100	3,308,858
NiSource, Inc.	46,700	1,112,861
		4,421,719
Oil, Gas & Consumable Fuels - 79.2%
Integrated Oil & Gas - 1.5%
BP PLC sponsored ADR	17,900	414,206
Occidental Petroleum Corp.	50,800	657,860
Suncor Energy, Inc.	18,400	315,008
		1,387,074
Oil & Gas Exploration & Production - 32.0%
Cabot Oil & Gas Corp.	125,604	2,491,983
Canadian Natural Resources Ltd.	167,980	3,040,438
CNX Resources Corp. (a)	13,900	141,641
ConocoPhillips Co.	118,400	4,994,112
Devon Energy Corp.	102,387	1,106,803
EOG Resources, Inc.	86,900	4,429,293
EQT Corp.	87,923	1,172,893
Hess Corp.	106,300	5,046,061
Magnolia Oil & Gas Corp. Class A (a)	66,700	370,185
Noble Energy, Inc.	319,065	2,785,437
Parsley Energy, Inc. Class A	104,629	956,309
Pioneer Natural Resources Co.	30,800	2,821,280
Range Resources Corp. (b)	86,300	516,937
		29,873,372
Oil & Gas Refining & Marketing - 4.4%
Phillips 66 Co.	52,300	4,092,998
Oil & Gas Storage & Transport - 41.3%
Avenir LNG Ltd. (a)(c)	2,000,000	1,440,218
Enbridge, Inc.	374,400	12,176,805
Enterprise Products Partners LP	130,700	2,496,370
Gibson Energy, Inc.	39,500	611,069
Keyera Corp.	34,700	549,918
Kinder Morgan, Inc.	362,900	5,733,820
ONEOK, Inc.	76,200	2,795,778
Pembina Pipeline Corp.	27,300	682,079
TC Energy Corp.	112,119	5,052,826
The Williams Companies, Inc.	342,629	6,999,910
		38,538,793

TOTAL OIL, GAS & CONSUMABLE FUELS		73,892,237

TOTAL COMMON STOCKS
(Cost $121,916,687)		92,922,839

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.11% (d)	521,881	521,986
Fidelity Securities Lending Cash Central Fund 0.10% (d)(e)	556,349	556,405
TOTAL MONEY MARKET FUNDS
(Cost $1,078,391)		1,078,391
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $122,995,078)		94,001,230
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(720,306)
NET ASSETS - 100%		$93,280,924

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,950
Fidelity Securities Lending Cash Central Fund	9,008
Total	$10,958

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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